UNITED STATES

SECURITIES AND EXCHANGE COMMISION

Washington D.C., 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 12, 2006

SAMURAI ENERGY CORP.

(Exact name of registrant as specified in its charter)

Delaware	000-51656	87-0469497
(State of other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

955 Dairy Ashford
Suite 206
Houston, TX		77079
(Address of Principal Executive Office)		(Zip Code)

Registrant’s telephone number, including area code: (713) 771-5500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.13e-4(c))

____________________________________________________________________________________

* This Amendment No.2 to FORM 8-K is being filed to amend the Current Report-FORM 8-K filed on July 12, 2006.

TABLE OF CONTENTS

Item 2.01. Completion of Acquisition or Disposition of Assets.

Item 3.02 Recent Sale of Unregistered Securities

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of

Principal Officers

Pro Forma Financial Information

Signatures

This Form 8-K/A includes or incorporates by reference certain statements that may be deemed “forward looking statements” under applicable law. Forward looking statements and assumptions in this Form 8-K/A that are not statements of historical fact involve risks and assumptions that could cause actual results to vary materially from those predicted, including among other things, unexpected delays and operational issues, the price of crude oil and natural gas, changes in site conditions, and capital expenditures. The Company strongly encourages readers to note that some or all of the assumptions upon which such forward looking statements are based, are beyond the Company’s ability to control or estimate precisely, and may in some cases be subject to rapid and material change.

Item 2.01 Completion of Acquisition or Disposition of Assets

On July 12, 2006 Samurai Energy Corp., a Delaware corporation (“Samurai”), ECCO Energy Corp., a Nevada corporation (“ECCO”), and SEI Acquisition Corp., a Nevada corporation and a wholly owned subsidiary of Samurai (“Samurai Sub”) completed the transactions contemplated by the Agreement and Plan of Merger (“Agreement”), dated June 30, 2006. Under the terms and subject to the conditions set forth in the Agreement and in accordance with Nevada Law, Samurai Sub merged with and into ECCO. As a result of the Merger, each three shares of ECCO common stock issued and outstanding converted into the right to receive one fully paid non-assessable share of Samurai common stock, and each share of ECCO preferred stock issued and outstanding converted into the right to receive one fully paid non-assessable share of Samurai preferred stock, the separate corporate existence of Samurai Sub ceased, and ECCO was the surviving corporation in the Merger. After completion of the transaction, ECCO became a wholly-owned subsidiary of Samurai and Samurai merged with and into ECCO, for the sole purpose of reincorporating into Nevada.

Item 3.02 Recent Sales of Unregistered Securities

In connection with the Agreement Samurai issued 1,415,999 shares of common stock to 27 shareholders of ECCO and 100,000 shares of preferred stock to one shareholder of ECCO. The shares were issued without registration in reliance on the exemption in section 4(2) of The Securities Act of 1933 and Rule 506 thereunder. The preferred stock was issued to Samuel M. Skipper and its entitled to the number of votes equal to all votes of other security holders plus one vote. As a result, Mr. Skipper will have voting control of Samurai.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Effective July 12, 2006, John M. Vise tendered his resignation as President of ECCO Energy Corp. and Samuel M. Skipper was elected Director, President and Chief Executive Officer of the Corporation. John Vise will continue to serve as Director and Chief Financial Officer of ECCO Energy Corp.

Item 9.01. Financial Statements and Exhibits

(a)	Pro Forma Financial Information

Attached hereto is the unaudited Pro Forma Consolidating Balance Sheet as of March 31, 2006, and the related notes thereto, adjusted to show the pro forma effects of the acquisition along with the Pro Forma Consolidating Statements of Operations for the Three Months Ended March 31, 2006 and for the year ended December 31, 2005.

(b)           Audited Balance Sheet of ECCO Energy Corp. as of December 31, 2005 and 2004 and the related Statements of Operations, Stockholders’ Equity and Cash Flows for the Year Ended December 31, 2005 and the period from Inception (September 20, 2004) through December 31, 2004.

(c)	Unaudited interim financial statements of ECCO Energy Corp. as of March 31, 2006.

SAMURAI ENERGY CORP.

EXPLANATORY NOTE

On July 12, 2006 Samurai Energy Corp., a Delaware corporation (“Samurai”), ECCO Energy Corp., a Nevada corporation (“ECCO”), and SEI Acquisition Corp., a Nevada corporation and a wholly owned subsidiary of Samurai (“Samurai Sub”) completed the transactions contemplated by the Agreement and Plan of Merger (“Agreement”), dated June 30, 2006. Under the terms and subject to the conditions set forth in the Agreement and in accordance with Nevada Law, Samurai Sub merged with and into ECCO. As a result of the Merger, each three shares of ECCO common stock issued and outstanding converted into the right to receive one fully paid non-assessable share of Samurai common stock, the separate corporate existence of Samurai Sub ceased, and ECCO was the surviving corporation in the Merger. After completion of the transaction, ECCO became a wholly-owned subsidiary of Samurai and Samurai merged with and into ECCO, for the sole purpose of reincorporating into Nevada.

The following pro forma consolidating balance sheet, statement of operations and related notes are presented to show effects of the merger and reincorporation of Samurai, ECCO, and Samurai Sub. The pro forma consolidating balance sheet and statement of operations are based on the audited financial statements of ECCO and Samurai (Annual Report filed with SEC on Form 10-KSB) for the years ended December 31, 2005 and 2004 and the unaudited interim financial statements of ECCO and Samurai (Quarterly Report filed with SEC on Form 10-QSB) for the three months ended March 31, 2006.

The pro forma consolidating balance sheet and statement of operations have been prepared in accordance with accounting principles generally accepted in the United States of America and the rules of the Securities and Exchange Commission. In the opinion of management, all adjustments, consisting of normal recurring adjustments, necessary for a fair presentation of financial position and the results of operations for the interim periods presented have been reflected herein. The results of operations for the interim periods are not necessarily indicative of the results to be expected for the full year. Notes to the financial statements which would substantially duplicate the disclosure contained in the audited financial statements for fiscal 2005 and unaudited interim financial statements for the three months ended March 31, 2006, have been omitted.

The acquisition has been accounted for as a business combination between entities under common control similar to a pooling of interest. Prior to the merger, Samurai and ECCO were controlled by the same management group and had certain common ownership interests in their respective common stock. Therefore, Samurai recorded the acquisition of ECCO at the carrying value of the assets acquired with no adjustment for the fair value of the assets acquired.

SAMURAI ENERGY CORP.

PRO FORMA CONSOLIDATING

BALANCE SHEETS

March 31, 2006

(Unaudited)

	Samurai	ECCO
	Energy	Energy		Adjustments	Pro Forma
	Corp	Corp		DR (CR)	Combined
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$ 11,786	$ 6,704		$ -	$ 18,490
Accounts receivable-related party	40,444	20,536		-	60,980
Other	-	5,700		-	5,700
Total current assets	52,230	32,940		-	85,170

PROPERTY and EQUIPMENT
Oil and gas property, using full cost accounting	241.114	704,038		-	945,152
Equipment	-	8,039		-	8,039
Less accumulated depreciation and depletion	(22,967)	(70,824)		-	(93,791)
Total property and equipment	218,147	641,253		-	859,400

OTHER ASSETS
Deposits	1,950	-		-	1,950
TOTAL ASSETS	$ 272,327	$ 674,193		$ -	$ 946,520

LIABILITIES AND SHAREHOLDERS’ EQUITY
CURRENT LIABILITIES
Accounts payable-trade	$ 4,006	$ 6,578		$ -	$ 10,584
Accrued expenses	11,558	-		-	11,558
Current maturities of long-term debt	75,469	-		-	75,469
Current maturities of lease obligation	-	2,299		-	2,299
Total current liabilities	91,033	8,877		-	99,910

LONG-TERM LIABILITIES
Long-term debt, net of current maturities	61,809	-		-	61,809
Long-term lease obligation, net of current maturities	-	196		-	196
Asset retirement obligation	22,200	19,200		-	41,400
TOTAL LIABILITIES	175,042	28,273		-	203,315

SHAREHOLDERS’ EQUITY
Preferred stock, $.001 par value; 10,000,000 shares authorized,
no shares issued and outstanding	-	-		-	-
Common stock, $.001 par value; 100,000,000 shares authorized,
3,036,666 shares issued and outstanding	1,600	4,310	(1)	2,873	3,037
Additional paid-in-capital	98,400	789,061	(1)	(2,873)	890,334
Retained deficit	(2,715)	(147,451)		-	(150,166)
Total shareholders’ equity	97,285	645,920		-	743,205
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$ 272,327	$ 674,193		$ -	$ 946,520

PRO FORMA ADJUSTMENT

(1) Record the exchange of one share of Samurai common stock for three shares of ECCO common stock.

SAMURAI ENERGY CORP.

PRO FORMA CONSOLIDATING

STATEMENTS OF OPERATIONS

For the Three Months Ended March 31, 2006

(Unaudited)

	Samurai Energy Corp.	ECCO Energy Corp	Adjustments	Pro Forma Combined
REVENUE
Oil and gas sales	$ 78,493	$ 66,115	$ -	$ 144,608

OPERATING EXPENSES
Selling, general and administrative expenses	39,346	55,035	-	94,381
Depreciation and depletion expense	6,140	19,553	-	25,693
Lease operating expenses	9,236	7,699	-	16,935
Total cost and expenses	54,722	82,287	-	137,009
Net operating income (loss)	23,771	(16,172)	-	7,599

OTHER INCOME (EXPENSE)
Interest expense	(3,728)	(240)	-	(3,968)

Net income (loss)	$ 20,043)	$ (16,412)	$ -	$ 3,631

SAMURAI ENERGY CORP.

PRO FORMA CONSOLIDATING

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2005

	Samurai Energy	ECCO Energy
			Adjustments	Pro Forma
	Corp.	Corp.	DR (CR)	Combined
REVENUE
Oil and gas sales	$ 238,593	$ 197,300	$ -	$ 435,893

OPERATING EXPENSES
Selling, general and administrative expenses	128,638	138,377	-	267,015
Depreciation and depletion expense	9,995	57,379	-	67,374
Lease operating expenses	78,424	54,307	-	132,731
Total cost and expenses	217,057	250,063	-	467,120
Net operating income (loss)	21,536	(52,763)	-	(31,227)

OTHER INCOME (EXPENSE)
Interest expense	-	(2,829)		(2,829)
Other expense	-	(11,700)	-	(11,700)

Net income (loss)	$ 21,536	$ 67,292)	$ -	$(45,756)

ECCO ENERGY CORP.

FINANCIAL STATEMENTS

For the Year Ended December 31, 2005

And the Period from Inception (September 20, 2004) through December 31, 2004

                                                                             Index to Financial Statements

Page

Independent Auditor’s Report	3

Balance Sheets	4

Statements of Operations	5

Statement of Changes in Shareholders’ Equity	6

Statements of Cash Flows	7

Notes to Financial Statements	8 to 14

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors

ECCO Energy Corp.

Houston, TX

We have audited the accompanying balance sheet of ECCO Energy Corp. as of December 31, 2005 and 2004 and the related statements of operations, stockholders’ equity, and cash flows for the year ended December 31, 2005 and for the period from inception (September 20, 2004) through December 31, 2004. These financial statements are the responsibility of ECCO Energy Corp.’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform an audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of ECCO Energy Corp as of December 31, 2005 and 2004 and the results of operations and its cash flows for the periods described above, in conformity with accounting principles generally accepted in the United States of America.

Malone & Bailey, P.C.

www.malone-bailey.com

Houston, Texas

April 28, 2006

ECCO ENERGY CORP.

BALANCE SHEETS

	December 31,
	2005	2004
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$ 3,523	$ 364
Accounts receivable-related party	31,500	-
Other	8,543	-
Total current assets	43,566	364

PROPERTY and EQUIPMENT
Oil and gas property, using full cost accounting	698,186	115,000
Equipment	8,039	-
Less accumulated depreciation and depletion	(51,270)	(3,064)
Total property and equipment	654,955	111,936

TOTAL ASSETS	$ 698,521	$ 112,300

LIABILITIES AND SHAREHOLDERS’ EQUITY

CURRENT LIABILITIES
Accounts payable-trade	$ 7,811	$ 2,000
Accounts payable-related party	-	28,047
Current maturities of long-term debt	6,361	-
Current maturities of lease obligation	2,049	-
Total current liabilities	16,221	30,047

LONG-TERM LIABILITIES
Long-term debt, net of current maturities	-	-
Long-term lease obligation, net of current maturities	768	-
Asset retirement obligation	19,200	45,000

TOTAL LIABILITIES	36,189	75,047

SHAREHOLDERS’ EQUITY
Preferred stock, $.001 par value; 10,000,000 shares authorized,	-	-
no shares issued and outstanding
Common stock, $.001 par value; 100,000,000 shares authorized,
4,310,000 and 2,986,000 shares issued and outstanding	4,310	2,986
Additional paid-in-capital	789,061	98,014
Retained deficit	(131,039)	(63,747)
Total shareholders’ equity	662,332	37,253

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$ 698,521	$ 112,300

See summary of significant accounting policies and notes to financial statements.

ECCO ENERGY CORP.

STATEMENTS OF OPERATIONS

	For the Year Ended December 31, 2005	For the Period from Inception (September 20) to December 31, 2004

REVENUE
Oil and gas sales	$ 197,300	$ 9,566

OPERATING EXPENSES
Depreciation and depletion	57,379	3,064
Lease operating expenses	54,307	69,511
Professional and consulting fees	52,305	-
General and administrative	45,397	738
Salaries and payroll expenses	40,675	-
Total cost and expenses	250,063	73,313

Net operating loss	(52,763)	(63,747)

OTHER INCOME (EXPENSE)
Interest expense	(2,829)	-
Other expense	(11,700)	-

Net income (loss)	$ (67,292)	$ (63,747)

See summary of significant accounting policies and notes to financial statements.

ECCO ENERGY CORP.
STATEMENT OF CHANGES IN SHAREHOLDERS’ EQUITY
For the Year Ended December 31, 2005
And the Period from Inception (September 20, 2004) through December 31, 2004

	Common Shares	Common Stock	Additional Paid in Capital	Retained Deficit	Total

Stock issued at inception for:
Cash	2,872,000	$ 2,872	$ 41,128	$ -	$ 44,000
Acquisition of oil and gas properties	21,000	21	10,479	-	10,500
Debt conversion	93,000	93	46,407	-	46,500

Net income (loss)				(63,747)	(63,747)

Balances, December 31, 2004	2,986,000	2,986	98,014	(63,747)	37,253

Stock issued for:
Cash	177,000	177	126,823	-	127,000
Acquisition of oil and gas properties	1,018,000	1,018	435,988	-	437,006
Debt conversion	129,000	129	128,236	-	128,365

Net income (loss)				(67,292)	(67,292)

Balances, December 31, 2005	4,310,000	$ 4,310	$ 789,061	$ (131,039)	$ 662,332

See summary of significant accounting policies and notes to financial statements.

ECCO ENERGY CORP.

STATEMENTS OF CASH FLOWS

	For the Year Ended December 31, 2005	For the Period from Inception (September 20) to December 31, 2004

Cash flows from operating activities:
Net loss	$ (67,292)	$ (63,747)
Adjustments to reconcile net loss to net
cash provided by operating activities:
Depletion	56,167	3,064
Depreciation	1,211	-
Changes in assets and liabilities
Accounts receivable	(24,612)	-
Other current assets	(8,543)	-
Accounts payable	(29,776)	(30,047)
Net cash (used in ) operating activities	(72,845)	(30,636)

Cash flows from investing activities:
Investment in oil and gas property	(20,000)	(59,500)
Purchase of equipment	(8,039)	-
Net cash (used in) investing activities	(28,039)	(59,500)

Cash flows from financing activities:
Proceeds from long-term debt	100,000	46,500
Repayment of long-term debt	(125,774)	-
Debt from capital lease	3,994	-
Repayment of capital lease obligation	(1,177)	-
Proceeds from issuance of common stock	127,000	44,000
Net cash provided by financing activities	104,043	90,500

Net increase in cash and cash equivalents	3,159	364
Cash and cash equivalents, at beginning of year	364	-
Cash and cash equivalents, at end of year	$ 3,523	$ 364
Supplemental cash flow information:
Interest paid	$ 2,829	$ -

Non cash investing and financial activities:
Debt converted to common stock	$ 128,365	$ 46,500
Issuance of common stock for oil and gas properties acquired	$ 437,006	$ 10,500
Issuance of debt for oil and gas properties acquired	$ 184,500	$ -
Liabilities assumed for oil and gas properties acquired	$ 97,388	$ -
Asset retirement obligation assumed for oil and gas properties acquired	$ 34,200	$ 45,000
Asset retirement obligation transferred in sale of oil and gas properties	$ 60,000	$ -
Debt transferred in sale of oil and gas properties	$ 24,000	$ -
Liabilities transferred in sale of oil and gas properties	$ 89,848	$ -
Receivable assumed in sale of oil and gas properties	$ 6,888	$ -

ECCO ENERGY CORP.

NOTES TO FINANCIAL STATEMENTS

1.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization

ECCO Energy Corp. (“ECCO”), an independent oil and gas company, was incorporated in Nevada on September 20, 2004. Since September 2004, ECCO has been actively engaged in oil and gas development, exploration and production with properties and operational focus in the Gulf Coast Region. ECCO’s strategy is to grow its asset base by purchasing producing assets at a discount to reserve value, increasing the production rate of reserves, and converting proved developed non-producing reserves to proved developed producing reserves. Acquisitions to date have provided some producing assets.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and that affect the reported amounts of revenues and expenses during the reporting period. ECCO’s most significant financial estimates relate to the valuation of remaining proved gas and oil reserves, including the impairments of its long-lived assets, calculation of asset retirement obligations, valuation of its full cost pool of assets, and revenue recognition. Because of the nature of these estimates and the nature of the exploration, development and production of gas and oil reserves, actual results could differ from these estimates and losses and reductions in values could occur. Possible losses and reductions in values from the value reflected in the accompanying financial statements could be material to ECCO’s revenues and earnings or losses and stockholders’ equity. Due to the nature of ECCO’s business plan to acquire additional properties to explore for gas and oil reserves, additional losses and reductions in value of ECCO may occur in the future related both to properties currently being developed and to new properties not yet acquired; and those amounts could be substantial with respect to ECCO’s financial position and operations. To be successful, ECCO must acquire properties that result in significant recoverable amounts of gas and oil reserves and be successful in the marketing of those reserves over a long period of time in order to pay its acquisition, development, production and operating costs, to cover its debt obligations, and eventually to provide a return to its shareholders.

Cash and Cash Equivalents

Cash and cash equivalents include cash and all highly liquid financial instruments with purchased maturities of three months or less.

Oil and Gas Properties

ECCO uses the full cost method of accounting for its investments in oil and gas properties. Under this method, all acquisition, exploration and development costs incurred for the purpose of exploring for and developing oil and natural gas are capitalized. Acquisition costs include costs incurred to purchase, lease or otherwise acquire property. Exploration costs include the costs of drilling exploratory wells, including those in progress and geological service costs in exploration activities. Development costs include the costs of drilling development wells and costs of completions and facilities. Costs associated with production and general corporate activities are expensed in the period incurred. Investments in unproven properties and major development projects are not amortized until proved reserves associated with the projects can be determined or until impairment occurs. At December 31, 2005, management does not believe that any of its properties are impaired. Net capitalized costs of oil and gas properties are limited to the lower of unamortized cost or the cost center ceiling, defined as the sum of the present value (10% discount rate) of estimated unescalated future net revenue from proved reserves; plus the cost of the properties not being amortized, if any; plus the lower of cost or estimated fair value of unproved properties included in the costs being amortized, if any; less related income tax effects.

Depreciation and depletion of oil and gas properties is computed using the unit-of-production method based on estimated proven reserves. All costs, including an estimate of future development, restoration, dismantlement and abandonment costs, are included in the depreciable base. The costs of investments in unproved properties are excluded from the calculation until the costs are evaluated and proved reserves established.

Revenue and Cost Recognition

ECCO uses the sales method of accounting for natural gas and oil revenues. Under this method, revenues are recognized based on the actual volumes of gas and oil sold to purchasers. The volume sold may differ from the volumes to which ECCO is entitled based on our interest in the properties. Costs associated with production are expensed in the period incurred.

Concentrations

Trade accounts receivables are generated from companies with significant oil and gas marketing activities, which would be impacted by conditions or occurrences affecting that industry. In 2005, approximately 85% of oil and gas revenues were attributable to one customer. ECCO performs ongoing credit evaluations of its customers and, generally, requires no collateral. ECCO is not aware of any significant credit risk relating to its customers and has not experienced any credit loss associated with such receivables. Substantially all of the Company’s receivables were collected shortly after December 31, 2005.

Income Taxes

ECCO recognizes deferred tax assets and liabilities based on differences between the financial reporting and tax bases of assets and liabilities using the enacted tax rates and laws that are expected to be in effect when the differences are expected to be recovered. ECCO provides a valuation allowance for deferred tax assets for which it does not consider realization of such assets to more likely than not.

New Accounting Standards

In December 2004, the FASB issued SFAS No.123R, “Accounting for Stock-Based Compensation” (“SFAS No. 123R”). SFAS No.123R establishes standards for the accounting for transactions in which an entity exchanges its equity instruments for goods or services. This Statement focuses primarily on accounting for transactions in which an entity obtains employee services in share-based payment transactions. SFAS No.123R requires that the fair value of such equity instruments be recognized as expense in the historical financial statements as services are performed. Prior to SFAS No.123R, only certain pro forma disclosures of fair value were required. SFAS No.123R shall be effective as of the beginning of the first interim or annual reporting period that begins after December 15, 2005. ECCO will adopt SFAS No. 123R as of January 1, 2006. As of December 31, 2005, ECCO had not issued any options or warrants.

2.	OIL AND GAS PROPERTIES

Acquisition of Property

In a series of purchases in September and December 2004, ECCO acquired a 100% working interest in the Chapa/Geffert leases. In conjunction with these purchases, ECCO issued 10,500 shares of common stock and paid cash of $59,500 for total consideration of $70,000.

In February 2005, ECCO acquired, in a series of purchases, a 32% working interest in the Wilson lease located in Nueces County, Texas. In conjunction with this transaction, ECCO issued 509,000 shares of common stock, issued unsecured promissory notes in the aggregate amount of $109,500 bearing interest at 5% due April 2006 and assumed $97,388 in vendor payables for total consideration of $643,894. Included in these working interests, ECCO purchased a 7% working interest from a related party, Samurai Energy L.L.C. Samurai Energy L.L.C. is

100% owned by a shareholder of ECCO and, accordingly, the purchase price for the 7% working interest was recorded at the seller’s cost basis adjusted for production and depletion of $78,310.

In April 2005, ECCO acquired, through two purchases, a 100% working interest in the Martinez-Schmidt lease located in San Patricio County, Texas for total consideration of $75,000. In conjunction with these transactions, ECCO issued unsecured promissory notes in the aggregate amount of $75,000 bearing interest at 5% due November 2006.

Dispositions of Property

In December 2005, ECCO sold its 100% working interest in the Martinez-Schmidt lease to an affiliate, Samurai Energy L.L.C. for $124,936, the carrying value of the property. Accordingly, no gain or loss was recognized. As purchase consideration, Samurai Energy LLC assumed the balance due Samurai Operating Company in the amount of $21,044 for work-over costs on the Martinez-Schmidt lease; the existing note balance of $8,393; balance due to Samurai Operating Company of $47,850 for working interest payables; and the balance due Samurai Energy L.L.C. of $55,314.

In December 2005, ECCO sold its 100% working interest in the Chapa/Geffert lease to Samurai Energy L.L.C. for $111,936, the carrying value of the properties. Accordingly, no gain or loss was recognized. As purchase consideration, Samurai Energy L.L.C. assumed the balance due Samurai Operating Company in the amount of $37,383, for working interest payables.

3.	LONG-TERM DEBT

At December 31, 2005, ECCO had an unsecured promissory note for $30,000 bearing interest at 5% per annum with maturity date of April 15, 2006. The note was fully paid at maturity.

4.	CAPITAL LEASE OBLIGATION

ECCO has entered into a capital lease agreement for office equipment. Total accumulated depreciation for assets under this capital lease agreement amounted to $380 at December 31, 2005. The future lease payments under the capital lease at December 31, 2005 were as follows:

2006	$2,389
2007	796
Total lease payments	3,186
Less amount representing interest	369

Present value of lease payments	2,817
Less current maturities of obligation under capital lease	2,049

Long-term obligation under capital lease	$768

5.	ASSET RETIREMENT OBLIGATION

In 2001, the FASB issued SFAS 143, “Accounting for Asset Retirement Obligations” which was adopted by ECCO in 2005 when ECCO first acquired oil and gas properties. SFAS 143 requires entities to record the fair value of a liability for asset retirement obligations (ARO) in the period in which it is incurred and a corresponding increase in the carrying amount of the related long-lived asset. The present value of the estimated asset retirement cost is capitalized as part of the carrying amount of the long-lived asset and is depreciated over the useful life of the asset. ECCO accrues an abandonment liability associated with its oil and gas wells when those assets are placed in service. The ARO is recorded at its estimated fair value and accretion is recognized over time as the discounted liability is accreted to its expected settlement value. Fair value is determined by using the expected future cash outflows discounted at ECCO’s risk-free interest rate. No market risk premium has been included in ECCO’s calculation of the ARO balance. ECCO’s ARO liability at December 31, 2005 is $19,200.

6.	INCOME TAXES

Deferred income taxes are recorded at the maximum effective tax rate of 35%. Statement of Financial Accounting Standards No. 109 “Accounting for Income Taxes” requires that deferred tax assets be reduced by a valuation allowance if it is more or likely than not that some portion or all of the deferred tax asset will not be realized.

2005	2004

Deferred tax asset attributable to:

Net operating losses	$45,863	$22,311
Less: Valuation allowance	(45,863)	(22,311)

Net deferred tax asset	$0	$0

ECCO’s net operating loss carryforwards begin to expire in 2024.

7.	COMMITMENTS AND CONTINGENCIES

Legal Proceedings

ECCO is not a party to any litigation at December 31, 2005.

Environmental Matters

ECCO’s operations and properties are subject to extensive federal, state, and local laws and regulations relating to the generation, storage, handling, emission, transportation, and discharge of materials into the environment. Permits are required for several of Samurai’s operations and these permits are subject to revocation, modification, and renewal by issuing authorities. ECCO also is subject to federal, state, and local laws and regulations that impose liability for the cleanup or remediation of property which has been contaminated by the discharge or release of hazardous materials or wastes into the environment. Governmental authorities have the power to enforce compliance with their regulations, and violations are subject to fines or injunctions, or both. Certain aspects of ECCO’s operations may not be in compliance with applicable environmental laws and regulations, and such noncompliance may give rise to compliance costs and administrative penalties. It is not anticipated that ECCO will be required in the near future to expend amounts that are material to the financial condition or operations, but because such laws and regulations are frequently changed and, as a result, may impose increasingly strict requirements, ECCO is unable to predict the ultimate cost of complying with such laws and regulations.

8.	SHAREHOLDERS’ EQUITY

Common Stock

In September 2004, ECCO was formed as a Nevada corporation to acquire 85% working interest in two oil and gas producing properties located in Live Oak County, Texas. In conjunction with this transaction, ECCO issued 1,433,000 shares of common stock realizing cash proceeds of $43,000 and issued a $46,500 note payable with interest at 5%, which was later converted to 46,500 shares of common stock in December 2004.

In December 2004, ECCO purchased the remaining 15% working interest in the two oil and gas properties located in Live Oak County, Texas for 21,00 shares of common stock valued at $10,500.

In February 2005, ECCO purchased a 32% working interest in the Wilson lease located in Nueces County, Texas for 1,018,000 shares of common stock valued at $437,006.

In February 2005, ECCO sold 50,000 shares of common stock for $25,000.

In May 2005, ECCO sold 50,000 shares of common stock for $25,000.

On July 15, 2005, ECCO effected a two-for-one stock split on its common stock. All share amounts issued to date have been revised to reflect this split.

In August 2005, ECCO sold 55,000 shares of common stock realizing for $55,000 and converted long-term debt of $14,982 to another 15,000 shares of common stock.

In September 2005, ECCO sold 22,000 shares of common stock for $22,000 and converted long-term debt of $13,637 to another 14,000 shares of common stock.

In October 2005, ECCO converted long-term debt of $100,000 to 100,000 shares of common stock.

Preferred Stock

Shares of preferred stock may be issued from time to time in one or more series, each such series to have distinctive serial designations as determined by the Company’s Board of Directors. Preferred shares may have some or all, or different, characteristics as follows: voting or non voting, subject to redemption as determined by the Board, may be entitled to receive dividends, may have certain rights upon the dissolution or liquidation of the Company, may be convertible or exchangeable into other classes of the Company’s stock, may be entitled to the benefit of a sinking or purchase fund, and may have such other rights or options as determined by the Company’s Board of Directors. At December 31, 2005, there were no preferred shares outstanding.

9.	RELATED PARTY TRANSACTIONS

ECCO sold the Martinez-Schmidt and Chapa/Geffert properties to Samurai Energy L.L.C., an affiliated entity, Samurai Energy L.L.C. is owned 100% by Sam Skipper, shareholder of ECCO Energy Corp and, accordingly, the sale price was recorded at the seller’s cost basis adjusted for production and depletion. See Note 2.

Sam Skipper, a consultant to ECCO, is a working interest owner and overriding interest owner in certain properties owned by ECCO or in which ECCO holds a working interest. As working interest owner he is required to pay his proportionate share of all costs and is entitled to receive his proportionate share of revenue in the normal course of business. As overriding interest owner he is entitled to receive his proportionate share of revenue in the normal course of business.

Sam Skipper owns Samurai Operating Company LLC which operates properties owned by ECCO or in which ECCO holds a working interest. Samurai Operating Company LLC charged an operating fee for its services of $11,520 and $6,750 for the year ended December 31, 2005 and 2004, respectively.

10.	MANAGEMENT’S FINANCING PLANS

Since inception, ECCO’s working capital needs have been met through operating activities and from financings and loans from its shareholders. ECCO anticipates that additional financings and loans may be required to sustain operations in the future. Accordingly, should additional resources be required to sustain operations in 2006, Sam Skipper has committed to provide such additional sources of working capital and financing as necessary to meet the working capital requirements for 2006.

11.	SUBSEQUENT EVENTS

In January 2006, ECCO completed an unsuccessful work over of Wilson Well #6 resulting in cost attributable to ECCO’s working interest of $5,830.

12.	SUPPLEMENTAL OIL AND GAS INFORMATION- (Unaudited)

Proved oil and gas reserve quantities are based on estimates prepared by ECCO’s engineers. There are numerous uncertainties inherent in estimating quantities of proved reserves and projecting future rates of production. The following reserve data related to the Properties represent estimates only and should not be construed as being exact. The reliability of these estimates at any point in time depends on both the quality and quantity of the technical and economic data, the performance of the reservoirs, as well as extensive engineering judgment. Consequently, reserve estimates are subject to revision as additional data becomes available during the producing life of a reservoir. The evolution of technology may also result in the application of improved recovery techniques, such as supplemental or enhanced recovery projects, which have the potential to increase reserves beyond those currently envisioned.

Estimates of proved reserves are derived from quantities of crude oil and natural gas that geological and engineering data demonstrate with reasonable certainty to be recoverable in future years from known reservoirs under existing operating and economic conditions and rely upon a production plan and strategy.

Statement of Financial Accounting Standards No. 69, Disclosures About Oil and Gas Producing Activities (“FAS 69”), requires calculation of future net cash flows using a 10% annual discount factor and year-end prices, costs and statutory tax rates, except for known future changes such as contracted prices and legislated tax rates. The average price used was $56.27 per barrel of oil and $12.05 per Mcf of gas.

	Gas	Oil
	(MMcf)	(MBbls)
Total Proved Reserves:

Balance, September 20, 2004	-	-
Acquisition of oil and gas properties	8.889	3.724
Production	-	(0.174)

Balance, December 31,2004	8.889	3.550
Acquisition of oil and gas properties	354.796	7.749
Production	(20.988)	(0.647)
Deposal of oil and gas properties	(8.889)	(9.576)

Balance, December 31, 2005	333.808	1.076

The following disclosures concerning the standardized measure of future cash flows from proved oil and gas reserves are presented in accordance with FAS 69. As prescribed by FAS 69, the amounts shown are based on prices and costs at the end of each period and a 10 percent annual discount factor.

Future cash flows are computed by applying fiscal year-end prices of natural gas and oil to year-end quantities of proved natural gas and oil reserves. Future operating expenses and development costs are computed primarily by ECCO’s internal petroleum engineers by estimating the expenditures to be incurred in developing and producing the each property’s proved natural gas and oil reserves at the end of the year, based on year end costs and assuming continuation of existing economic conditions. Future income taxes are based on currently enacted statutory rates.

The standardized measure of discounted future net cash flows is not intended to represent the replacement costs or fair value of the Acquisition’s natural gas and oil properties. An estimate of fair value would take into account, among other things, anticipated future changes in prices and costs, and a discount factor more representative of the time value of money and the risks inherent in reserve estimates of natural gas and oil producing operation

Standardized Measure of Discounted Future
	2005	2004
Future cash in flows at December 31,	$ 3,852,342	$ 202,728
Future costs-
Operating	(450,057)	(169,275)
Development and abandonment	(291,824)	(80,000)

Future net cash flows before income taxes	3,110,461	(46,547)
Future income taxes	(1,088,661)	16,292

Future net cash flows before income taxes	2,021,800	(30,255)
Discount at 10% annual rate	(660,692)	13,092

Standardized measure of discounted future net cash flows	$ 1,361,108	$ (17,163)

The following reconciles the change in the standardized measure ofdiscounted net cash flowfor the year ended December 31, 2005 and 2004

	2005	2004
Beginning balance	$ (17,163)	$ -
Acquisition of oil and gas properties	748,485	(48,315)
Sales, net of production costs	(130,329)	31,152
Net change in prices	918,367	-
Disposal of oil and gas properties	(128,252)	-

Ending balance	$ 1,361,108	$ (17,163)

ECCO ENERGY CORP.

FINANCIAL STATEMENTS

For the Three Months Ended March 31, 2006

ECCO ENERGY CORP.
BALANCE SHEET

	March 31,	December 31,
	2006	2005
	(unaudited)	(audited)
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$ 6,704	$ 3,523
Accounts receivable-related party	20,536	31,500
Other	5,700	8,543
Total current assets	32,940	43,566

PROPERTY and EQUIPMENT
Oil and gas property, using full cost accounting	704,038	698,186
Equipment	8,039	8,039
Less accumulated depreciation and depletion	(70,824)	(51,270)
Total property and equipment	641,253	654,955
TOTAL ASSETS	$ 674,193	$ 698,521

LIABILITIES AND SHAREHOLDERS’ EQUITY
CURRENT LIABILITIES
Accounts payable-trade	$ 6,578	$ 7,811
Current maturities of long-term debt	-	6,361
Current maturities of lease obligation	2,299	2,049
Total current liabilities	8,877	16,221

LONG-TERM LIABILITIES
Long-term lease obligation, net of current maturities	196	768
Asset retirement obligation	19,200	19,200
TOTAL LIABILITIES	28,273	36,189

SHAREHOLDERS’ EQUITY
Preferred stock, $.001 par value; 10,000,000 shares authorized,
no shares issued and outstanding	-	-
Common stock, $.001 par value; 100,000,000 shares authorized,
4,310,000 shares issued and outstanding	4,310	4,310
Additional paid-in-capital	789,061	789,061
Retained deficit	(147,451)	(131,039)
Total shareholders’ equity	645,920	662,332

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$ 674,193	$ 698,521

ECCO ENERGY CORP.
STATEMENTS OF OPERATIONS
(unaudited)

	Three Months Ended March 31,

	2006	2005

REVENUE
Oil and gas sales	$ 66,115	$ 33,411

OPERATING EXPENSES
Salaries and payroll expenses	31,082	-
Professional and consulting fees	12,478	6,289
General and administrative expenses	11,475	976
Depreciation and depletion expense	19,553	12,003
Lease operating expenses	7,699	9,772
Total cost and expenses	82,287	29,039

Net operating loss	(16,172)	4,372

OTHER INCOME (EXPENSE)
Interest expense	(240)	-
Other expense	-	-

Net income (loss)	$ (16,412)	$ 4,372

ECCO ENERGY CORP. STATEMENTS OF CHANGES IN SHAREHOLDERS’ EQUITY Three Months Ended March 31, 2006
		(Unaudited)

	Common Shares	Common Stock	Additional Paid in Capital	Retained Deficit	Total

Balance, at December 31, 2005	4,310,000	$ 4,310	$ 789,061	$ (131,039)	$ 662,332

Net loss				(16,412)	(16,412)

Balance, at March 31, 2006	4,310,000	$ 4,310	$ 789,061	$ (147,451)	$ 645,920

ECCO ENERGY CORP.

STATEMENTS OF CASH FLOWS

(Unaudited)

	Three Months Ended
	March 31,
	2006	2005

Cash flows from operating activities:
Net income (loss)	$ (16,412)	$ 4,372

Adjustments to reconcile net income (loss) to net		.
cash provided by operating activities:
Depletion of oil and gas properties	19,553	12,003
Changes in assets and liabilities
Accounts receivable	10,964	(8,000)
Other current assets	2,844	(5,000)
Accounts payable	(1,233)	(27,965)

Net cash provided by (used in) operating activities	15,716	(24,590)

Cash flows used in investing activities:
Investment in oil and gas property	(5,852)	-

Cash flows from financing activities:
Proceeds from sale of common stock	-	25,000
Repayment of capital lease obligation	(322)	-
Repayment of long term debt	(6,361)	-
Net cash provided by (used in) financing activities	(6,683)	25,000

Net increase in cash and cash equivalents	3,181	410
Cash and cash equivalents, at beginning of year	3,523	364

Cash and cash equivalents, at end of year	$ 6,704	$ 774

Supplemental cash flow information:
Interest paid	$ 240	$ -

Non cash investing and financial activities:
Issuance of common stock for oil and gas properties acquired	$ -	$ 437,006
Issuance of debt for oil and gas properties acquired	$ -	$ 184,500
Liabilities assumed for oil and gas properties acquired	$ -	$ 97,388
Asset retirement obligation assumed for oil and gas properties acquired	$ -	$ 34,200

ECCO ENERGY CORP.

NOTES TO FINANCIAL STATEMENTS

1.	BASIS OF PRESENTATION

The accompanying unaudited interim financial statements of ECCO Energy Corp. have been prepared in accordance with accounting principles generally accepted in the United States of America and the rules of the Securities and Exchange Commission and should be read in conjunction with the audited financial statements and notes thereto contained in ECCO’s financial statements for the year ended December 31, 2005. In the opinion of management, all adjustments, consisting of normal recurring adjustments, necessary for a fair presentation of financial position and the results of operations for the interim periods presented have been reflected herein. The results of operations for the interim periods are not necessarily indicative of the results to be expected for the full year. Notes to the financial statements which would substantially duplicate the disclosure contained in the audited financial statements for the year ended December 31, 2005 have been omitted.

New Accounting Standards

In December 2004, the FASB issued SFAS No.123R, “Accounting for Stock-Based Compensation” (“SFAS No. 123R”). SFAS No.123R establishes standards for the accounting for transactions in which an entity exchanges its equity instruments for goods or services. This Statement focuses primarily on accounting for transactions in which an entity obtains employee services in share-based payment transactions. SFAS No.123R requires that the fair value of such equity instruments be recognized as expense in the historical financial statements as services are performed. Prior to SFAS No.123R, only certain pro forma disclosures of fair value were required. ECCO adopted SFAS No. 123R as of January 1, 2006. The adoption of this standard had no effect on the financial statements of ECCO.

2.	SUBSEQUENT EVENTS

In May 2006, ECCO entered into a purchase and sale agreement with Ronald E. Reece M.D. Revocable Trust of 2000 to acquire its 20% working interest in the E.C. Wilson and Wilson State Tract Leases for 135,032 shares of ECCO common stock and a promissory note of $205,548.

In May 2006, ECCO entered into a purchase and sale agreement with Wild Tree Enterprises to acquire its 11% working interest in the E.C. Wilson and Wilson State Tract Leases for 64,968 shares of ECCO common stock and a promissory note of $94,452.

In June 2006, ECCO purchased 62,000 share of ECCO common stock from William Mullen for $37,000.

In June 2006, Samurai Energy Corp., a Delaware corporation (“Samurai”), ECCO Energy Corp., a Nevada corporation (“ECCO”), and SEI Acquisition Corp., a Nevada corporation and a wholly owned subsidiary of Samurai (“Samurai Sub”) entered into an Agreement and Plan of Merger (“Agreement”). The Merger was completed on July 12, 2006. Under the terms and subject to the conditions set forth in the Agreement and in accordance with Nevada Law, Samurai Sub merged with and into ECCO. As a result of the Merger, each three shares of ECCO common stock issued and outstanding converted into the right to receive one fully paid non-assessable share of Samurai common stock, and each share of ECCO preferred stock issued and outstanding converted into the right to receive one fully paid non-assessable share of Samurai preferred stock, the separate corporate existence of Samurai Sub ceased, and ECCO was the surviving corporation in the Merger. After completion of the transaction, ECCO became a wholly-owned subsidiary of Samurai and Samurai merged with and into ECCO, for the sole purpose of reincorporating into Nevada.

In June 2006, Samuel M. Skipper was issued 100,000 shares of Series A preferred stock in consideration of his services in connection with the merger between Samurai Energy Corp. and ECCO Energy Corp.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 13, 2006

SAMURAI ENERGY CORP.

By: ___________________________________

Sam Skipper
President